Exhibit 99

	May 31,	June 30,	July 31,	August 31,	September 30,	October 31,	November 30,	December 31,	January 31,	February 28,	March 31,	April 30,	May 31,
	2005	2005	2005	2005	2005	2005	2005	2005	2006	2006	2006	2006	2006
NETBANK, INC. CONSOLIDATED

Retail customers	243,293	242,946	256,474	256,211	256,077	255,319	256,915	257,631	257,982	255,726	255,259	253,899	252,495
Business customers	27,036	25,903	26,093	26,308	26,498	26,650	28,013	28,038	27,929	27,687	27,702	27,715	27,396
Total customers	270,329	268,849	282,567	282,519	282,575	281,969	284,928	285,669	285,911	283,413	282,961	281,614	279,891

Services per customer (consolidated)	1.82	1.83	1.81	1.82	1.82	1.83	1.83	1.83	1.84	1.85	1.86	1.87	1.89
Services per customer (bank only)	2.33	2.32	2.35	2.35	2.36	2.36	2.36	2.36	2.37	2.37	2.38	2.39	2.41

Total average assets (consolidated)	$4,823,988	$5,070,401	$4,993,980	$5,154,762	$5,078,613	$4,966,622	$4,929,082	$4,916,549	$4,900,007	$4,826,823	$4,720,452	$4,457,928	$4,499,860

BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	55%	55%	56%	56%	56%	56%	56%	56%	56%	55%	55%	55%	54%
Direct deposit of payroll penetration (accounts > 90 days)	57%	56%	56%	56%	56%	56%	56%	56%	56%	56%	56%	57%	57%

Retail deposits	$2,249,718	$2,425,525	$2,548,422	$2,635,680	$2,612,775	$2,531,374	$2,611,121	$2,461,517	$2,423,287	$2,443,940	$2,474,874	$2,466,518	$2,418,548
Small business deposits	55,916	53,753	56,061	58,500	60,261	$63,473	$64,079	$62,003	$59,747	$63,339	$63,984	$65,153	$66,787
Other deposits	279,993	316,322	353,287	389,570	371,316	329,735	313,736	270,325	249,391	221,734	287,409	244,324	245,533
Total deposits	$2,585,627	$2,795,600	$2,957,770	$3,083,750	$3,044,352	$2,924,582	$2,988,936	$2,793,845	$2,732,425	$2,729,013	$2,826,267	$2,775,995	$2,730,868

Average retail checking account balance	$2,600	$2,503	$2,542	$2,424	$2,513	$2,417	$2,367	$2,601	$2,461	$2,486	$2,598	$2,542	$2,316
Average retail money market account balance	$14,037	$13,574	$13,419	$13,124	$12,919	$12,645	$12,391	$12,352	$12,058	$11,934	$11,938	$11,441	$11,040
Average retail CD balance	$15,603	$15,436	$15,387	$15,420	$15,387	$14,845	$14,635	$14,623	$14,576	$14,209	$13,356	$13,285	$13,173

Average small business checking account balance	$6,511	$6,310	$6,645	$6,890	$6,718	$7,489	$7,462	$7,382	$6,742	$7,674	$6,993	$7,022	$6,899
Average small business money market account balance	$47,368	$43,698	$44,714	$44,768	$45,250	$45,796	$45,283	$42,290	$39,970	$39,809	$39,990	$39,116	$39,946
Average small business CD balance	$29,923	$30,305	$29,044	$28,483	$26,859	$27,227	$26,719	$26,071	$25,893	$25,067	$23,357	$23,321	$22,609

Indirect Auto Lending —
Number of loans	1,823	2,090	1,840	2,025	1,252	941	1,278	1,065	1,117	1,096	1,607	926	924
Production	$41,391	$49,686	$43,992	$46,235	$28,278	$22,224	$28,361	$24,216	$25,095	$24,103	$36,465	$20,154	$19,957
Weighted Average Note Rate	6.63%	6.42%	6.42%	6.76%	7.21%	7.36%	7.48%	7.66%	7.93%	7.86%	7.78%	8.19%	8.35%

Business Equipment Financing —
Production	$14,642	$16,091	$13,990	$16,621	$14,849	$20,081	$17,522	$18,958	$17,344	$14,313	$19,693	$21,150	$17,963

Servicing Portfolio —
Held for sale MSRs	$127,977	$210,658	$158,494	$148,928	$249,597	$174,628	$120,016	$143,515	$119,903	$102,843	$160,447	$91,534	$108,233
Available for sale MSRs	14,468,800	14,221,167	14,013,617	13,754,939	13,600,374	13,437,138	13,279,578	13,155,256	13,083,949	12,983,617	12,839,850	12,761,445	12,614,633
UPB underlying MSRs	14,596,777	14,431,825	14,172,111	13,903,867	13,849,971	13,611,766	13,399,594	13,298,771	13,203,852	13,086,460	13,000,297	12,852,979	12,722,866
Work-in-process and whole loans	2,989,308	3,090,391	3,179,712	3,291,295	3,268,430	3,195,333	2,880,654	2,901,896	2,831,590	2,667,835	2,463,231	2,582,758	2,447,766
Sold but not transferred	932,756	960,773	1,259,483	1,282,962	1,352,262	1,330,591	1,048,201	906,795	806,083	578,245	821,886	607,207	558,031
Third party subservicing	545	949	471	409	259	113	113	113	370	369	586	848	1,146
Total loans serviced	$18,519,386	$18,483,938	$18,611,777	$18,478,533	$18,470,922	$18,137,803	$17,328,562	$17,107,575	$16,841,895	$16,332,909	$16,286,000	$16,043,792	$15,729,809

Statistics on Available for Sale Mortgage Servicing Rights —
Weighted average note rate	5.89%	5.90%	5.90%	5.89%	5.90%	5.89%	5.89%	5.89%	5.89%	5.89%	5.89%	5.90%	5.90%
Weighted average service fee	0.35%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%	0.35%
Delinquency percentage (30+ days)	5.71%	5.66%	5.90%	5.27%	5.51%	5.64%	6.15%	6.94%	5.96%	5.66%	4.67%	5.79%	5.27%
Bankruptcy & foreclosure	1.46%	1.56%	1.47%	1.43%	1.47%	1.51%	1.62%	1.58%	1.46%	1.37%	1.44%	1.50%	1.60%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$848,614	$1,027,584	$932,735	$1,012,968	$936,068	$900,988	$725,223	$833,301	$701,867	$697,960	$810,201	$675,864	$704,656
Non-conforming mortgage production	285,072	302,480	269,234	304,205	309,771	269,047	258,631	279,432	201,217	175,078	228,939	166,393	149,959
Total mortgage production	$1,133,686	$1,330,064	$1,201,969	$1,317,173	$1,245,839	$1,170,035	$983,854	$1,112,733	$903,084	$873,038	$1,039,140	$842,257	$854,615

Refinance loans as a% of production	32%	31%	32%	33%	34%	39%	35%	36%	40%	40%	36%	32%	31%

Conforming mortgage sales	$718,418	$1,071,095	$610,017	$936,711	$1,238,844	$697,468	$852,340	$939,084	$512,651	$743,747	$935,879	$461,463	$720,616
Non-conforming mortgage sales	253,494	318,554	265,938	301,243	278,359	307,651	290,339	215,177	208,165	184,670	302,455	145,966	196,759
Total mortgage sales	$971,912	$1,389,649	$875,955	$1,237,954	$1,517,203	$1,005,119	$1,142,679	$1,154,261	$720,816	$928,417	$1,238,334	$607,429	$917,375

Locked conforming mortgage pipeline	$1,229,181	$1,200,719	$1,009,914	$1,102,166	$1,053,315	$923,261	$1,068,194	$929,205	$969,381	$867,915	$842,835	$809,625	$856,041

TRANSACTION PROCESSING SEGMENT

QuickPost Processing —
Number of transactions	14,084	15,015	13,925	14,301	15,910	15,044	16,299	19,941	20,841	21,275	29,856	39,803	83,187

ATM/Merchant Processing —
ATMs (third-party owned)	7,726	7,853	7,904	7,878	7,940	7,921	9,234	9,213	9,328	8,993	9,160	9,253	9,045
ATMs (proprietary)	515	415	471	496	505	483	478	436	407	419	422	429	423
Total ATMs Serviced	8,241	8,268	8,375	8,374	8,445	8,404	9,712	9,649	9,735	9,412	9,582	9,682	9,468

Merchant Service Terminals	2,166	2,207	2,224	2,225	2,261	2,276	2,326	2,367	2,325	2,311	2,328	2,355	2,324

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank. All information is unaudited. For a more comprehensive view of the company, please refer to the company’s 2005 Annual Report on Form 10-K available at http://netbankinc.com/ir_reports.htm.

Monthly Commentary

Attached is the monthly statistical report. It reflects results for May 2006. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights and Clarifications

•                  Average earning assets rose by $41.9 million or 0.94%.

•                  Conforming mortgage production rose by $28.8 million or 4.3% while non-conforming production declined by $16.4 million or 9.9%. As previously reported, management recently made a number of organizational changes in its non-conforming operation to reduce costs and to narrow the operation’s focus on select products. Production volumes were expected to moderate below the $200 million mark on a monthly basis as a result.

•                  Conforming mortgage sales improved during the month by $259 million or 56.2% and non-conforming also increased by $50.8 million or 34.8%.

•                  The locked conforming mortgage pipeline grew by $46.4 million or 5.7%.

•                  QuickPost transactions grew significantly as USAA continued to roll out the service to its customers nationwide. Transactions were up 43,384 or 109% over the previous month. Although management is encouraged by this uptick, overall transaction volumes are still low and the operation will need to achieve greater scale before achieving profitability.

•                  Total ATMs in our network declined by 214 machines or 2.2%. The decrease relates mainly to a change in how we manage low-volume relationships.

Earnings Outlook

Analyst estimates for second quarter results currently range from a loss of $.05 to a loss of $.10 based on prior guidance from management. Management expected results to remain under pressure in the second quarter due to: 1) persistent, albeit slightly improved, pricing competition within the mortgage industry; 2) declining mortgage origination volumes; and 3) margin compression within the banking segment in light of the flat yield curve. Management also identified the potential for negative net servicing results as a risk that could drive results below its initial expectations.

At present, management still considers the existing range of estimates reasonable. Since management’s last update, repurchase requests in the company’s non-conforming channel have trended higher than originally anticipated, which could put additional pressure on results. Management will continue to monitor this trend and the related impact, if any, on earnings expectations. Management will provide an update when it reports June operating statistics next month.

The company has firmed up the date for its second quarter earnings announcement. Management intends to issue results on Tuesday, August 8. A press release will be distributed pre-market, and management will hold a conference call at 10 a.m. Dial-in numbers and details for the call will be published in this report next month.

Jimmy Locklear
Manager, Investor Relations, NetBank, Inc.
Phone: 678-942-7615
jlocklear@netbank.com

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.

Phone: 678-942-2683
mshepherd@netbank.com

Forward-Looking Statements
Statements in this monthly operating report that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this monthly operating report, the words “believe,” “anticipate,” “estimate,” “expect,” “may,” “will,” “should,” “plan,” “intend,” “project” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results and future trends to differ materially from those expressed in or implied by such forward-looking statements. The Company’s consolidated results of operations and such forward-looking statements could be affected by many factors, including but not limited to:  1) the evolving nature of the market for Internet banking and financial services generally; 2) the public’s perception of the Internet as a secure, reliable channel for transactions; 3) the success of new products and lines of business considered critical to the Company’s long-term strategy, such as small business banking and transaction processing services; 4) potential difficulties in integrating the Company’s operations across its multiple lines of business; 5) the cyclical nature of the mortgage banking industry generally; 6) a possible decline in asset quality; 7) changes in general economic or operating conditions which could adversely affect mortgage loan production and sales, mortgage servicing rights, loan delinquency rates and/or loan defaults;  8) the possible adverse effects of unexpected changes in the interest rate environment; 9) adverse legal rulings, particularly in the Company’s litigation over leases originated by Commercial Money Center, Inc.; and/or 10) increased competition and regulatory changes. Further information relating to these and other factors that may impact the Company’s results of operations and such forward-looking statements are disclosed in the Company’s filings with the SEC, including under the caption “Item 1A. Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2005. Except as required by the federal securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.